August 7, 2015

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

Deutsche X-trackers Emerging Markets Bond - Interest Rate Hedged ETF

Deutsche X-trackers High Yield Corporate Bond - Interest Rate Hedged ETF

Deutsche X-trackers Investment Grade Bond - Interest Rate Hedged ETF

(each, a “Fund,” together, the “Funds”)

Supplement to the Currently Effective Summary Prospectus, Prospectus

And Statement of Additional Information

The following information supplements and supersedes any contrary information contained in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

On August 7, 2015, Deutsche Bank Securities Inc. (“DBSI”) and Solactive AG (“Solactive”) entered a Quitclaim Deed of Transfer and License pursuant to which DBSI transferred the rights, title and interest in each Fund’s Underlying Index to Solactive, and Solactive granted to the Adviser a license to use each Underlying Index. The Adviser sublicenses rights in each Underlying Index to the Trust at no charge.

Solactive is responsible for the rules-based methodology of each Underlying Index, which have remained unchanged. Solactive is not affiliated with the Funds, the Adviser, the Sub-Adviser, the Bank of New York Mellon Corporation, the Funds’ distributor or any of their respective affiliates. The name of each Index has been changed as follows:

Fund	Old Index Name	New Index Name
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	DBIQ Municipal Infrastructure Revenue Bond Index	Solactive Municipal Infrastructure Revenue Bond Index

Deutsche X-trackers Emerging Markets Bond - Interest Rate Hedged ETF	DBIQ Emerging Market Bond – Interest Rate Hedged Index	Solactive Emerging Market Bond – Interest Rate Hedged Index

Deutsche X-trackers High Yield Corporate Bond - Interest Rate Hedged ETF	DBIQ High Yield Corporate Bond – Interest Rate Hedged Index	Solactive High Yield Corporate Bond – Interest Rate Hedged Index

Deutsche X-trackers Investment Grade Bond - Interest Rate Hedged ETF	DBIQ Investment Grade Bond – Interest Rate Hedged Index	Solactive Investment Grade Bond – Interest Rate Hedged Index

The Funds are not sponsored, endorsed, sold or promoted by Solactive or any affiliate of Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding advisability of investing in funds generally or in these Funds particularly or the ability of the Underlying Indexes to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Indexes which are determined, composed and calculated by Solactive without regard to the Trust, the Adviser or the Funds. Solactive has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which each Fund is redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

Although Solactive shall obtain information for inclusion in or for use in the calculation of the Underlying Indexes from sources which Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of each Fund, or any other person or entity from the use of the Underlying Indexes or any data included hereunder or for any other use. Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Any and all references to affiliated index providers in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.

Please retain this supplement for future reference.